Exhibit 99.1

Additional Information: Thomas A. Bessant, Jr. (817) 335-1100	For Immediate Release

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CASH AMERICA ANNOUNCES SECOND QUARTER NET INCOME
AND DECLARES DIVIDEND
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Fort Worth, Texas (July 22, 2004) — - Cash America International, Inc. (NYSE: PWN) reported today that net income increased 63% in the second quarter ended June 30, 2004, compared to net income excluding a gain on the sale of asset in the same period in 2003. Net income for the three-month period in 2004 was $7,339,000 (25 cents per share) compared to $4,507,000 (18 cents per share) in 2003 excluding the after tax effect of a $1,144,000 gain (5 cents per share) on the sale of a non-operating asset in 2003. The resulting earnings per share in the second quarter of 2004 were at the top end of management’s previously published expectations of between 22 and 25 cents per share for the quarter.

Total revenue increased 23% to $115.8 million in the second quarter 2004 as aggregate finance and service charges on loans plus fees from short-term cash advances amounted to $56.1 million, an increase of 52% from the same period in 2003 when total revenue was $94.4 million. The significant increase in the combination of these two lending related revenue items was due to the continued increase in the balances of both pawn loans and cash advances.

Commenting on the results for the second quarter, Daniel R. Feehan, President and Chief Executive Officer said, “We are seeing growing levels of revenue from higher demand for both our lending products and from customers seeking value-oriented retail opportunities within our store base. We have been expanding our number of locations to meet customer demand. We are well on our way to meeting our objective of adding between 60 and 70 new lending locations in 2004.” Through the end of June, Cash America has established 30 lending locations and over the last twelve months has added 66 locations and completed a 121-store acquisition. Mr. Feehan added, “While we are pleased with initial growth and early progress from new locations, we also enjoyed a same store net revenue increase of 9.5%, which was a significant part of the strong overall performance in the quarter.”

For the first six months of fiscal 2004, net income increased 66% to $18,729,000 (64 cents per share) compared to $11,276,000 (45 cents per share) in 2003 excluding the gain on sale of asset of $1,144,000 (5 cents per share). Total revenue for the first half of 2004 was 24% higher than prior year ending at $247.7 million compared to $199.9 million in 2003.

Cash America will conduct a conference call to discuss its second quarter earnings Thursday, July 22, at 3:45 PM CST. A live web cast of the call will be available on the home page of the Company’s corporate web site (www.cashamerica.com). To listen to the live call, please go to the web site at least fifteen minutes early to register, download, and install any necessary audio software.

Additionally, the Company announced that the Board of Directors, at its regularly scheduled quarterly meeting, declared a $0.0175 (1.75 cents) per share cash dividend on common stock outstanding. The dividend will be paid to shareholders of record on August 4, 2004, and will be paid at the close of business on August 18, 2004.

Forward-Looking Information
Continued earnings growth is due to higher levels of lending assets and the addition of new lending locations. Both pawn loans and cash advances ended the second quarter of 2004 at higher balances than the same point last year and management believes that the current economic environment is favorable for continued growth in both pawn loans and short-term cash advances. In addition, management anticipates it will generate higher asset balances from new unit openings during 2003 and 2004. Also, during the first seven months of 2004, the Company will include the results of Cashland, an acquisition of 121 locations completed in the third quarter of 2003 for the first time. Based on these assumptions, management has revised and increased its forecasted earnings per share for fiscal 2004 to be between $1.40 and $1.46 per share. This compares to $1.08 per share in earnings for fiscal 2003, excluding the impact of the sale of a non-operating asset in the second quarter of 2003 of 5 cents per share. Results for the calendar year 2004 will be concentrated in the seasonally high first and fourth quarters of the year as a result of anticipated normal business cycles. In the near term, management expects that earnings per share for the third quarter of fiscal 2004 to be between 28 and 31cents per share compared to 22 cents per share in the third quarter of 2003.

Cash America International, Inc. is a provider of specialty financial services to individuals in the United States, United Kingdom and Sweden with 791 total locations. Cash America is the largest provider of secured non-recourse loans to individuals, commonly referred to as pawn loans, through 472 locations in 17 states and two foreign countries under the brand names Cash America Pawn in the U.S., Harvey & Thompson in the U.K. and Svensk Pantbelåning in Sweden. The Company also offers short-term cash advances in many of its U.S. locations including 28 locations that offer only this service under the brand name Cash America Payday Advance. In addition, the Company provides short-term cash advances and check cashing through its 153 “Cashland” consumer finance centers, and check cashing services through its 138 franchised and Company-owned “Mr. Payroll” check cashing centers.

This release contains forward-looking statements about the business, financial condition and prospects of Cash America International, Inc. and its subsidiaries (“the Company”). The actual results of the Company could differ materially from those indicated by the forward-looking statements because of various risks and uncertainties including, without limitation, changes in demand for the Company’s services, the actions of third parties who offer products and services at the Company’s locations, changes in competition, the ability of the Company to open new operating units in accordance with its plans, economic conditions, real estate market fluctuations, interest rate fluctuations, changes in the capital markets, changes in tax and other laws and governmental rules and regulations applicable to the Company’s business, and other risks indicated in the Company’s filings with the Securities and Exchange Commission. These risks and uncertainties are beyond the ability of the Company to control, and, in many cases, the Company cannot predict all of the risks and uncertainties that could cause its actual results to differ materially from those indicated by the forward-looking statements. When used in this release, terms such as “believes”, “estimates”, “plans”, “expects”, “anticipates” and similar expressions as they relate to the Company or its management are intended to identify forward-looking statements. The Company disclaims any intention or obligation to update or revise any forward-looking statements to reflect events or circumstances occurring after the date of this release.

* * *

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
HIGHLIGHTS OF CONSOLIDATED RESULTS OF OPERATIONS
(in thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2004	2003	2004	2003
Consolidated Operations:
Total revenue	$115,773	$94,417	$247,683	$199,922
Net revenue	80,726	59,030	167,567	122,981
Total operating expenses	67,219	49,953	134,125	100,939
Income from operations	$13,507	$9,077	$33,442	$22,042
Income before income taxes	11,333	7,964	29,019	18,753
Net income	7,339	5,651	18,729	12,420
Net income per share:
Basic	$0.26	$0.23	$0.66	$0.51
Diluted	$0.25	$0.22	$0.64	$0.50
Weighted average shares:
Basic	28,254	24,189	28,247	24,215
Diluted	29,443	25,128	29,448	24,940

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	June 30,		December 31,
	2004	2003	2003
	(Unaudited)
Assets
Current assets:
Cash and cash equivalents	$11,482	$7,697	$14,547
Pawn loans	148,702	136,897	141,871
Cash advances, net	27,663	8,463	28,346
Merchandise held for disposition, net	54,995	50,947	56,120
Finance and service charges receivable	23,821	21,316	23,568
Other receivables and prepaid expenses	12,121	9,030	10,628
Income taxes recoverable	—	—	3,208
Deferred tax assets	7,820	6,169	6,868

Total current assets	286,604	240,519	285,156
Property and equipment, net	82,898	67,896	78,977
Goodwill	123,229	81,432	117,963
Other assets	6,142	2,814	7,436

Total assets	$498,873	$392,661	$489,532

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable and accrued expenses	$33,270	$25,401	$39,167
Customer deposits	4,899	4,381	4,102
Income taxes currently payable	2,521	1,683	1,386
Current portion of long-term debt	8,286	8,286	8,286

Total current liabilities	48,976	39,751	52,941
Deferred tax liabilities	8,536	5,390	7,704
Long-term debt	146,705	140,591	152,394
Stockholders’ equity:
Common stock, $.10 par value per share, 80,000,000 shares authorized, 30,235,164 shares issued	3,024	3,024	3,024
Additional paid-in capital	143,252	127,977	141,867
Retained earnings	159,382	124,971	141,642
Accumulated other comprehensive income	8,085	660	7,995
Notes receivable secured by common stock	(2,488)	(5,774)	(2,488)
Treasury shares, at cost (1,987,207 shares, 5,994,700 shares and 2,040,180 shares at June 30, 2004 and 2003, and December 31, 2003, respectively	(16,599)	(43,929)	(15,547)

Total stockholders’ equity	294,656	206,929	276,493

Total liabilities and stockholders’ equity	$498,873	$392,661	$489,532

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2004	2003	2004	2003
		(Unaudited)
Revenue
Finance and service charges	$34,055	$30,601	$69,555	$62,056
Proceeds from disposition of merchandise	56,982	56,176	129,697	122,295
Cash advance fees	22,061	6,394	41,717	12,860
Check cashing royalties and fees	2,675	1,246	6,714	2,711

Total Revenue	115,773	94,417	247,683	199,922
Cost of Revenue
Disposed merchandise	35,047	35,387	80,116	76,941

Net Revenue	80,726	59,030	167,567	122,981

Expenses
Operations	45,879	36,241	92,443	73,211
Cash advance loss provision	5,375	1,692	8,419	3,024
Administration	11,205	8,413	23,851	17,408
Depreciation and amortization	4,760	3,607	9,412	7,296

Total Expenses	67,219	49,953	134,125	100,939

Income from Operations	13,507	9,077	33,442	22,042
Interest expense, net	2,174	2,126	4,423	4,302
Gain from disposal of asset	—	(1,013)	—	(1,013)

Income before Income Taxes	11,333	7,964	29,019	18,753
Provision for income taxes	3,994	2,313	10,290	6,333

Net Income	$7,339	$5,651	$18,729	$12,420

Net income per share:
Basic	$026	$023	$066	$051
Diluted	$025	$022	$064	$050
Weighted average common shares outstanding:
Basic	28,254	24,189	28,247	24,215
Diluted	29,443	25,128	29,448	24,940
Dividends declared per common share	$00175	$00175	$0035	$0030

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
FINANCIAL AND OPERATING DATA
($ in thousands)

	Three Months Ended				Six Months Ended
	June 30,				June 30,
	2004		2003		2004		2003
PAWN LENDING OPERATIONS:
Pawn loans
Annualized yield on pawn loans	96.6%		94.4%		99.7%		98.1%
Total amount of pawn loans written	$122,303		$113,548		$235,973		$216,819
Average pawn loan balance outstanding	$141,728		$129,991		$140,290		$127,579
Average pawn loan balance per average location in operation	$305		$288		$302		$282
Average pawn loan amount at end of period (not in thousands)	$112		$107		$112		$107
Profit margin on disposition of merchandise as a percentage of proceeds from disposition of merchandise	38.5%		37.0%		38.2%		37.1%
Average annualized merchandise turnover	2.7	x	2.9	x	3.0	x	3.1	x
Average balance of merchandise held for disposition per average location in operation	$112		$110		$114		$112
Pawnshop locations in operation —
Beginning of period, owned	465		453		467		455
Acquired	—		—		—		3
Start-ups	1		1		1		2
Combined or closed	—		(1)		(2)		(7)
End of period, owned	466		453		466		453
Franchise locations at end of period	6		9		6		9
Total pawnshop locations at end of period	472		462		472		462
Average number of owned pawnshop locations in operation	465		452		465		453
Cash advances
Total amount of cash advances written(a)	$50,469		$42,307		$95,108		$80,105
Number of cash advances written (not in thousands)(a)	156,786		144,675		295,740		273,187
Average amount per cash advance (not in thousands)(a)	$322		$292		$322		$293
Combined cash advances outstanding(a)	$14,663		$11,320		$14,663		$11,320
Cash advances outstanding per location at end of period(a)	$38		$30		$38		$30
Cash advances outstanding before allowance for losses(b)	$9,859		$10,069		$9,859		$10,069
Locations offering cash advances at end of period	388		383		388		383
Average number of locations offering cash advances	388		383		388		385
CASH ADVANCE OPERATIONS(c):
Total amount of cash advances written	$93,801		$1,245		$171,551		$1,657
Number of cash advances written (not in thousands)	277,017		3,832		505,941		5,057
Average amount per cash advance (not in thousands)	$339		$325		$339		$328
Combined cash advances outstanding(a)	$23,783		$384		$23,783		$384
Cash advances outstanding per location at end of period(a)	$131		$35		$131		$35
Cash advances outstanding before allowance for losses(b)	$22,769		$331		$22,769		$331
Cash advance locations in operations —
Beginning of period	164		5		154		2
Start-ups	19		6		29		9
Combined or closed	(2)		—		(2)		—
End of period	181		11		181		11
Average number of locations in operation for period	171		8		165		6

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
FINANCIAL AND OPERATING DATE (Continued)
($ in thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2004	2003	2004	2003
CHECK CASHING OPERATIONS (Mr. Payroll):
Face amount of checks cashed.	$261,680	$257,066	$583,867	$565,594
Gross fees collected	$3,561	$3,527	$8,360	$8,138
Fees as a percentage of checks cashed	1.4%	1.4%	1.4%	1.4%
Average check cashed (not in thousands)	$347	$340	$385	$374
Centers in operation at end of period	138	139	138	139
Average centers in operation for period	138	140	137	137

(a)	Includes cash advances made by the Company and cash advances made by third-party banks offered at the Company’s locations.

(b)	Amounts recorded in the Company’s consolidated financial statements.

(c)	Includes Cashland and Cash America Payday Advance locations.

CONSOLIDATED CASH ADVANCES OUTSTANDING
($ in thousands)

	June 30,
	2004	2003
Originated by the Company
Active cash advances and fees receivable	$19,422	$1,329
Cash advances and fees in collection	4,860	367

Total originated by the Company	24,282	1,696

Originated by banks
Active cash advances and fees receivable	10,934	7,532
Cash advances and fees in collection	3,230	2,476

Total originated by banks	14,164	10,008

Combined gross portfolio	38,446	11,704
Less: Elimination of cash advances owned by banks	5,373	908
Less: Discount on cash advances assigned by banks	445	396

Company cash advances and fees receivable, gross	32,628	10,400
Less: Allowance for losses	4,965	1,937

Cash advances and fees receivable, net	$27,663	$8,463

Allowance for losses as a % of combined gross portfolio	12.9%	16.5%

CONSOLIDATED ALLOWANCE FOR LOSSES ON CASH ADVANCES
($ in thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2004	2003	2004	2003
Balance at beginning of period	$2,689	$1,363	$3,448	$1,748
Cash advance loss provision	5,375	1,692	8,419	3,024
Charge-offs	(4,880)	(1,941)	(10,759)	(4,404)
Recoveries	1,781	823	3,857	1,569

Balance at end of period	$4,965	$1,937	$4,965	$1,937

Cash advance loss provision as a % of combined advances written	3.7%	3.9%	3.2%	3.7%

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
INCOME FROM OPERATIONS BY OPERATING SEGMENT
THREE MONTHS ENDED JUNE 30, 2004 AND 2003
(in thousands)

	(Unaudited)
	Pawn Lending
	United		Cash	Check
	States	Foreign	Advance(a)	Cashing(b)	Consolidated
Three Months Ended June 30, 2004:
Revenue
Finance and service charges	$25,355	$8,700	$—	$—	$34,055
Proceeds from disposition of merchandise	51,695	5,287	—	—	56,982
Cash advance fees	7,509	—	14,552	—	22,061
Check cashing royalties and fees	—	643	1,172	860	2,675

Total revenue	84,559	14,630	15,724	860	115,773
Cost of revenue — disposed merchandise.	31,338	3,709	—	—	35,047

Net revenue	53,221	10,921	15,724	860	80,726

Expenses
Operations	32,376	4,987	8,175	341	45,879
Cash advance loss provision	2,064	—	3,311	—	5,375
Administration	7,270	1,622	2,026	287	11,205
Depreciation and amortization	2,882	696	1,058	124	4,760

Total expenses	44,592	7,305	14,570	752	67,219

Income from operations	$8,629	$3,616	$1,154	$108	$13,507

As of June 30, 2004:
Total assets	$300,338	$114,833	$76,201	$7,501	$498,873

Three Months Ended June 30, 2003:
Revenue
Finance and service charges	$23,439	$7,162	$—	$—	$30,601
Proceeds from disposition of merchandise	51,644	4,532	—	—	56,176
Cash advance fees	6,227	—	167	—	6,394
Check cashing royalties and fees	—	418	—	828	1,246

Total revenue	81,310	12,112	167	828	94,417
Cost of revenue — disposed merchandise	31,984	3,403	—	—	35,387

Net revenue	49,326	8,709	167	828	59,030

Expenses Operations	31,642	3,948	274	377	36,241
Cash advance loss provision	1,618	—	74	—	1,692
Administration	6,995	1,148	87	183	8,413
Depreciation and amortization	2,817	648	20	122	3,607

					—
Total expenses	43,072	5,744	455	682	49,953

Income (loss) from operations	$6,254	$2,965	$(288)	$146	$9,077

As of June 30, 2003:
Total assets	$282,131	$101,175	$1,302	$8,053	$392,661

(a)	Includes Cashland for periods after August 1, 2003 and Cash America Payday Advance locations.

(b)	Mr. Payroll only.

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
INCOME FROM OPERATIONS BY OPERATING SEGMENT
SIX MONTHS ENDED JUNE 30, 2004 AND 2003
(in thousands)

	(Unaudited)
	Pawn Lending
	United		Cash	Check
	States	Foreign	Advance(a)	Cashing(b)	Consolidated
Six Months Ended June 30, 2004:
Revenue
Finance and service charges	$52,227	$17,328	$—	$—	$69,555
Proceeds from disposition of merchandise	118,743	10,954	—	—	129,697
Cash advance fees	14,628	—	27,089	—	41,717
Check cashing royalties and fees	—	1,240	3,492	1,982	6,714

Total revenue	185,598	29,522	30,581	1,982	247,683
Cost of revenue — disposed merchandise.	72,167	7,949	—	—	80,116

Net revenue	113,431	21,573	30,581	1,982	167,567

Expenses
Operations	66,312	9,983	15,427	721	92,443
Cash advance loss provision	3,420	—	4,999	—	8,419
Administration	16,351	3,161	3,844	495	23,851
Depreciation and amortization	5,749	1,424	2,001	238	9,412

Total expenses	91,832	14,568	26,271	1,454	134,125

Income from operations	$21,599	$7,005	$4,310	$528	$33,442

Six Months Ended June 30, 2003:
Revenue
Finance and service charges	$48,148	$13,908	$—	$—	$62,056
Proceeds from disposition of merchandise	114,706	7,589	—	—	122,295
Cash advance fees	12,638	—	222	—	12,860
Check cashing royalties and fees	—	800	—	1,911	2,711

Total revenue	175,492	22,297	222	1,911	199,922
Cost of revenue — disposed merchandise.	71,487	5,454	—	—	76,941

Net revenue	104,005	16,843	222	1,911	122,981

Expenses
Operations	64,426	7,583	395	807	73,211
Cash advance loss provision	2,937	—	87	—	3,024
Administration	14,696	2,232	122	358	17,408
Depreciation and amortization	5,690	1,333	29	244	7,296

					—
Total expenses	87,749	11,148	633	1,409	100,939

Income (loss) from operations	$16,256	$5,695	$(411)	$502	$22,042

(a)	Includes Cashland for periods after August 1, 2003 and Cash America Payday Advance locations.

(b)	Mr. Payroll only.

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
OTHER FINANCIAL AND OPERATING DATA
($ in thousands)

	Three Months Ended
	June 30,
	2004		2003
U.S. PAWN LENDING OPERATIONS:
Annualized yield on pawn loans	127.2%		123.9%
Total amount of pawn loans written	$87,349		$82,014
Average pawn loan balance outstanding	$80,203		$75,904
Average pawn loan balance per average location in operation	$203		$195
Ending pawn loan balance per location in operation	$221		$209
Average pawn loan amount at end of period (not in thousands)	$84		$81
Profit margin on disposition of merchandise as a percentage of proceeds from disposition of merchandise	39.4%		38.1%
Average annualized merchandise turnover 2.8x	2.8	x	2.9	x
Average balance of merchandise held for disposition per average location in operation	$113		$112
Ending balance of merchandise held for disposition per location in operation	$119		$116
Pawnshop locations in operation — Beginning of period, owned	396		391
Combined or closed	—		(1)
End of period, owned	396		390
Franchised locations at end of period	6		9
Total pawnshop locations at end of period	402		399
Average number of owned pawnshop locations in operation	396		390
FOREIGN PAWN LENDING OPERATIONS:
Annualized yield on pawn loans:
In U.S. dollars	56.9%		53.1%
In local currency — United Kingdom	59.4%		57.7%
Sweden	53.1%		45.8%
Total amount of pawn loans written	$34,954		$31,534
Average pawn loan balance outstanding	$61,525		$54,087
Average pawn loan balance per average location in operation	$892		$872
Ending pawn loan balance per location in operation	$875		$881
Average pawn loan amount at end of period (not in thousands)	$222		$201
Profit margin on disposition of merchandise as a percentage of proceeds from disposition of merchandise	29.8%		24.9%
Average annualized merchandise turnover	2.0	x	2.4	x
Average balance of merchandise held for disposition per average location in operation	$106		$93
Ending balance of merchandise held for disposition per location in operation	$110		$93
Pawnshop locations in operation — Beginning of period, owned	69		62
Acquired	—		—
Start-ups	1		1
End of period, owned	70		63
Average number of owned pawnshop locations in operation	69		62
Currency translation rates:
Harvey & Thompson, Ltd. (U.S. dollar per British pound) — Balance sheet data — end of period	1.8194		1.6559
Statements of operations data — average rate for the period	1.8096		1.6210
Svensk Pantbelåning (U.S. dollar per Swedish kronor) — Balance sheet data — end of period	0.133101		0.125301
Statements of operations data — average rate for the period	0.131973		0.124353

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
OTHER FINANCIAL AND OPERATING DATA (Continued)
($ in thousands)

Six Months Ended
June 30,
2004	2003
U.S. PAWN LENDING OPERATIONS:
Annualized yield on pawn loans	133.7%	129.4%
Total amount of pawn loans written	$163,913	$154,087
Average pawn loan balance outstanding	$78,546	$75,032
Average pawn loan balance per average location in operation	$198	$191
Profit margin on disposition of merchandise as a percentage of proceeds from disposition of merchandise	39.2%	37.7%
Average annualized merchandise turnover	3.2	x	3.2%
Average balance of merchandise held for disposition per average location in operation	$116	$116
Pawnshop locations in operation —
Beginning of period, owned	398	396
Combined or closed	(2)	(6)
End of period, owned	396	390
Franchised locations at end of period	6	9
Total pawnshop locations at end of period	402	399
Average number of owned pawnshop locations in operation	396	392
FOREIGN PAWN LENDING OPERATIONS:
Annualized yield on pawn loans:
In U.S. dollars	56.4%	53.4%
In local currency —
United Kingdom	60.8%	57.7%
Sweden	48.7%	46.8%
Total amount of pawn loans written	$72,060	$62,732
Average pawn loan balance outstanding	$61,744	$52,547
Average pawn loan balance per average location in operation	$895	$861
Profit margin on disposition of merchandise as a percentage of proceeds from disposition of merchandise	27.4%	28.1%
Average annualized merchandise turnover	2.3	x	2.0	x
Average balance of merchandise held for disposition per average location in operation	$103	$90
Pawnshop locations in operation —
Beginning of period, owned	69	59
Acquired	—	3
Start-ups	1	2
Combined or closed	—	(1)
End of period, owned	70	63
Average number of owned pawnshop locations in operation	69	61
Currency translation rates:
Harvey & Thompson, Ltd. (U.S. dollar per British pound) —
Statements of operations data — average rate for the period	1.8219	1.6116
Svensk Pantbelåning (U.S. dollar per Swedish kronor) —
Statements of operations data — average rate for the period	0.133574	0.120430